EXHIBIT 99.1
Datto Announces Second Quarter 2021 Financial Results
Second quarter subscription revenue grew 21 percent year-over-year to $141.7 million
ARR grew 18 percent year-over-year to $597.9 million
Norwalk, CT – August 11, 2021—Datto Holding Corp. (Datto) (NYSE: MSP), the leading global provider of cloud-based software and security solutions purpose-built for delivery by managed service providers (MSPs), today announced its financial results for the second quarter ended June 30, 2021.
“Our second quarter results mark one of the strongest quarters in our history and are a clear indication of the power of the MSP model,” said Tim Weller, Datto’s Chief Executive Officer. “Our subscription revenue growth accelerated to 21% year-over-year and we added 500 net new partners in the quarter, both representing new highs since the onset of the pandemic in early 2020. Looking ahead, we continue to see strong momentum across our business and are excited about the new product launches in cloud and security planned for the second half of 2021. We remain well positioned to capitalize on the large opportunity to help our MSP partners manage, protect, and connect their SMB clients’ data in an increasingly digital world.”
Second Quarter 2021 Financial Results

(In Millions)	Q2 2021	Q2 2020	Y/Y Change
Subscription Revenue(1)	$141.7	$117.6	21%
Total Revenue(1)	$151.6	$124.5	22%
ARR(2)	$597.9	$506.8	18%
Gross Margin	72%	73%	-89 bps
Non-GAAP Gross Margin(3)	74%	74%	10 bps
Net Income	$16.9	$8.8	93%
Adjusted EBITDA(3)	$44.9	$38.9	16%
Net Cash Provided by Operating Activities	$31.9	$25.3	26%
Free Cash Flow(3)	$22.2	$17.2	29%

1	Subscription and Total Revenues Y/Y percentage change includes benefits from favorable foreign exchange rates of approximately 4%.
2	Annual run-rate revenue (ARR) is the annualized value of all subscription agreements as of the end of a period. We calculate ARR by multiplying the monthly run-rate revenue for the last month of a period by 12.
3	A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Recent Highlights

•Ended the quarter with more than 17,800 MSP partners, a net sequential increase of 500 in the quarter, up from an increase of 300 in the previous quarter.
•Expanded the number of MSPs contributing over $100,000 ARR to 1,250, up from 1,000 at June 30, 2020.
•Increased the number of endpoints enabled with Datto RMM Ransomware Detection to over one million globally, nearly doubling the number since May 2021.
•Hosted a Partner Security Forum attended by over two thousand MSP Partners focused on security best practices.
•Announced that DattoCon21 will be held October 11-13, 2021. The three day event will feature world-class speakers and sessions designed to help MSPs grow.
•Reintroduced Virtual SIRIS, a software-only version of Datto’s industry-leading continuity solution that provides MSPs with the flexibility to meet the diverse data protection requirements of their small and medium business (SMB) clients with fully integrated software running on their existing virtual machines.

Third Quarter and Full Year 2021 Financial Outlook
Datto is providing the following guidance for the third quarter and full-year 2021:

	Q3 2021 Outlook	FY 2021 Outlook
Revenue	$153 - $155 million	$608 - $612 million
Adjusted EBITDA	$32 - $33 million	$151 - $154 million

Datto Second Quarter 2021 Results Conference Call
When: Wednesday, August 11, 2021
Time: 5:00 pm ET
Conference ID: 9731029
Live Call: 1-833-312-1358 (US/Canada Toll-Free) or 1-236-712-2458 (International)
Replay: 1-800-585-8367 (US/Canada Toll-Free) or 1- 416-621-4642 (International)
(The replay will be available approximately two hours after the completion of the live call)
Webcast: https://investors.datto.com
About Datto
As the world’s leading provider of cloud-based software and security solutions purpose-built for delivery by managed service providers (MSPs), Datto believes there is no limit to what small and medium businesses (SMBs) can achieve with the right technology.

Datto’s proven Unified Continuity, Networking, and Business Management solutions drive cyber resilience, efficiency, and growth for MSPs. Delivered via an integrated platform, Datto’s solutions help its global ecosystem of MSP partners serve over one million businesses around the world. From proactive dynamic detection and prevention to fast, flexible recovery from cyber incidents, Datto’s solutions defend against costly downtime and data loss in servers, virtual machines, cloud applications, or anywhere data resides.

Since its founding in 2007, Datto has won numerous awards for its product excellence, superior technical support, rapid growth, and for fostering an outstanding workplace. With headquarters in Norwalk, Connecticut, Datto has global offices in Australia, Canada, China, Denmark, Germany, Israel, the Netherlands, Singapore, and the United Kingdom.
Learn more at datto.com.
Forward-Looking Statements
This press release contains forward-looking statements that reflect Datto’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘can have,’’ ‘‘likely’’ and the negatives thereof and other words and terms of similar meaning. Further information on potential factors that could affect our results is included in our Annual Report on Form 10-K.
Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Datto undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe that the non-GAAP financial measures of Non-GAAP Subscription Cost of Revenue, Non-GAAP Device Cost of Revenue, Non-GAAP Professional Services and Other Cost of Revenue, Non-GAAP Depreciation and Amortization in Cost of Revenue, Non-GAAP Cost of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing expense, Non-GAAP Research and Development expense, Non-GAAP General and Administrative expense, Non-GAAP Depreciation and Amortization in Operating Expenses, Non-GAAP Operating Expenses, Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Net Income Per Share, Adjusted EBITDA, and Free Cash Flow are useful in evaluating our operating performance. Certain of these measures exclude interest and other (income) expense, net, loss on extinguishment of debt, depreciation and amortization, stock-based compensation expense, restructuring expense and transaction related and other expense. In addition, for Non-GAAP Net Income we utilize a non-GAAP tax rate of 25%, which we believe reflects our normalized effective tax rate. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
Reconciliation tables of the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release.
Datto is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to its most directly comparable GAAP measure because certain items are out of Datto’s control or cannot be reasonably predicted, as the items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.
For more information about Datto, including supplemental financial information, please visit the investor relations website at investors.datto.com.

DATTO HOLDING CORP.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue:
Subscription	$141,743	$117,600	$277,333	$233,595
Device	9,025	6,053	17,410	14,134
Professional services and other	834	810	1,768	1,397
Total revenue	151,602	124,463	296,511	249,126
Cost of revenue:
Subscription	21,638	20,105	42,568	41,871
Device	11,124	7,258	20,622	16,375
Professional services and other	1,549	1,529	3,051	3,067
Depreciation and amortization	8,598	5,226	15,223	10,220
Total cost of revenue	42,909	34,118	81,464	71,533
Gross profit	108,693	90,345	215,047	177,593
Operating expenses:
Sales and marketing	32,135	27,162	64,061	59,119
Research and development	27,344	16,010	49,818	32,743
General and administrative	26,485	20,172	51,106	41,956
Depreciation and amortization	6,453	6,863	13,023	13,780
Total operating expenses	92,417	70,207	178,008	147,598
Income from operations	16,276	20,138	37,039	29,995
Other expense:
Interest expense	175	7,519	277	16,525
Other income, net	(95)	(1,744)	(114)	(415)
Total other expense	80	5,775	163	16,110
Income before income taxes	16,196	14,363	36,876	13,885
Benefit from (provision for) income taxes	720	(5,596)	(4,674)	(3,765)
Net income	$16,916	$8,767	$32,202	$10,120

Net income per share attributable to common stockholders:
Basic	$0.10	$0.06	$0.20	$0.07
Diluted	$0.10	$0.06	$0.20	$0.07
Weighted-average shares used in computing net income per share:
Basic	161,466,852	135,548,740	161,267,734	135,468,029
Diluted	165,452,865	136,159,449	165,094,740	136,214,530

DATTO HOLDING CORP.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30,	December 31,
	2021	2020
ASSETS
Current assets
Cash and cash equivalents	$178,605	$168,877
Restricted cash	1,360	1,536
Accounts receivable, net	11,198	13,946
Inventory	26,773	13,811
Prepaid expenses and other current assets	33,312	28,316
Total current assets	251,248	226,486
Property and equipment, net	97,649	91,876
Operating lease assets	31,909	—
Goodwill	1,144,327	1,120,954
Intangible assets, net	302,217	287,395
Other assets	77,812	66,560
Total assets	$1,905,162	$1,793,271

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$13,508	$7,574
Accrued expenses and other current liabilities	45,357	39,461
Deferred revenue	22,323	23,763
Total current liabilities	81,188	70,798
Deferred revenue, noncurrent	2,956	3,322
Deferred income taxes	29,346	18,947
Operating lease liabilities, noncurrent	33,146	—
Other long-term liabilities	4,050	11,736
Total liabilities	150,686	104,803
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock	162	161
Additional paid-in capital	1,788,843	1,755,387
Treasury stock	(3,621)	(3,621)
Accumulated deficit	(33,024)	(65,226)
Accumulated other comprehensive income	2,116	1,767
Total stockholders’ equity	1,754,476	1,688,468
Total liabilities and stockholders’ equity	$1,905,162	$1,793,271

DATTO HOLDING CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2021	2020
OPERATING ACTIVITIES
Net income	$32,202	$10,120
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	15,389	12,846
Amortization of acquired intangible assets	12,857	11,154
Amortization of debt issuance costs	169	841
Reserve for inventory obsolescence	51	89
Non-cash operating lease expense	3,850	—
Stock-based compensation	23,752	3,772
Provision for bad debt	2,343	4,280
Deferred income taxes	3,570	2,771
Unrealized foreign exchange	(331)	551
Changes in operating assets and liabilities:
Accounts receivable	444	(1,155)
Inventory	(13,023)	(11,617)
Prepaid expenses and other current assets	(4,034)	(762)
Other assets	(11,381)	(2,759)
Accounts payable, accrued expenses and other	3,272	(4,520)
Deferred revenue	(2,033)	(1,636)
Net cash provided by operating activities	67,097	23,975
INVESTING ACTIVITIES
Purchase of property and equipment	(20,438)	(22,000)
Acquisition of business, net of cash acquired	(45,486)	—
Net cash used in investing activities	(65,924)	(22,000)
FINANCING ACTIVITIES
Proceeds from debt	—	32,100
Repayments of debt and capital leases	(46)	(3,029)
Capitalized transaction costs	(414)	(942)
Proceeds from stock option exercises	8,765	2,500
Net cash provided by financing activities	8,305	30,629
Effect of exchange rate changes on cash	74	(676)
Net increase in cash	9,552	31,928
Cash and cash equivalents and restricted cash, beginning of year	170,413	29,066
Cash and cash equivalents and restricted cash, end of period	$179,965	$60,994
Reconciliation of cash and cash equivalents and restricted cash:
Cash and cash equivalents	$178,605	$59,550
Restricted cash	$1,360	$1,444
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$1,150	$88
Cash paid for interest	$—	$15,704
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable	$708	$729
Unpaid initial public offering costs in total current liabilities	$—	$1,589

DATTO HOLDING CORP.
Non-GAAP Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue:
Subscription	$141,743	$117,600	$277,333	$233,595
Device	9,025	6,053	17,410	14,134
Professional services and other	834	810	1,768	1,397
Total revenue	151,602	124,463	296,511	249,126
Cost of revenue:
Subscription	20,753	19,622	40,455	41,368
Device	11,079	7,258	20,515	16,375
Professional services and other	1,486	1,390	2,885	2,928
Depreciation and amortization	5,898	4,051	11,211	7,870
Total cost of revenue	39,216	32,321	75,066	68,541
Gross profit	112,386	92,142	221,445	180,585
Operating expenses:
Sales and marketing	30,293	24,591	59,924	55,904
Research and development	20,286	14,750	37,886	31,173
General and administrative	22,777	17,984	43,010	37,527
Depreciation and amortization	2,030	2,461	4,178	4,976
Total operating expenses	75,386	59,786	144,998	129,580
Income from operations	37,000	32,356	76,447	51,005
Other expense:
Interest expense	175	7,519	277	16,525
Other income, net	(95)	(1,744)	(114)	(415)
Total other expense	80	5,775	163	16,110
Income before income taxes	36,920	26,581	76,284	34,895
Provision for income taxes	(9,230)	(6,645)	(19,071)	(8,724)
Net income	$27,690	$19,936	$57,213	$26,171

Net income per share attributable to common stockholders:
Basic	$0.17	$0.15	$0.35	$0.19
Diluted	$0.17	$0.15	$0.35	$0.19
Weighted-average shares used in computing net income per share:
Basic	161,466,852	135,548,740	161,267,734	135,468,029
Diluted	165,452,865	136,159,449	165,094,740	136,214,530

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Non-GAAP Subscription Cost of Revenue
GAAP subscription cost of revenue	$21,638	$20,105	$42,568	$41,871
Stock-based compensation expense	(885)	(21)	(2,113)	(41)
Restructuring expense	—	(462)	—	(462)
Non-GAAP subscription cost of revenue	$20,753	$19,622	$40,455	$41,368

Non-GAAP Device Cost of Revenue
GAAP device cost of revenue	$11,124	$7,258	$20,622	$16,375
Stock-based compensation expense	(45)	—	(107)	—
Non-GAAP device gross cost of revenue	$11,079	$7,258	$20,515	$16,375

Non-GAAP Professional Services and Other Cost of Revenue
GAAP professional services and other cost of revenue	$1,549	$1,529	$3,051	$3,067
Stock-based compensation expense	(63)	—	(166)	—
Restructuring expense	—	(139)	—	(139)
Non-GAAP professional services and other cost of revenue	$1,486	$1,390	$2,885	$2,928

Non-GAAP Depreciation and Amortization in Cost of Revenue
GAAP depreciation and amortization in cost of revenue	$8,598	$5,226	$15,223	$10,220
Amortization of acquired intangible assets	(2,700)	(1,175)	(4,012)	(2,350)
Non-GAAP depreciation and amortization in cost of revenue	$5,898	$4,051	$11,211	$7,870

Non-GAAP Cost of Revenue
GAAP cost of revenue	$42,909	$34,118	$81,464	$71,533
Amortization of acquired intangible assets	(2,700)	(1,175)	(4,012)	(2,350)
Stock-based compensation expense	(993)	(21)	(2,386)	(41)
Restructuring expense	—	(601)	—	(601)
Non-GAAP cost of revenue	$39,216	$32,321	$75,066	$68,541

Non-GAAP Gross Profit
GAAP gross profit	$108,693	$90,345	$215,047	$177,593
Amortization of acquired intangible assets	2,700	1,175	4,012	2,350
Stock-based compensation expense	993	21	2,386	41
Restructuring expense	—	601	—	601
Non-GAAP gross profit	$112,386	$92,142	$221,445	$180,585
Non-GAAP gross margin	74.1%	74.0%	74.7%	72.5%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Non-GAAP Sales and Marketing
GAAP sales and marketing expense	$32,135	$27,162	$64,061	$59,119
Stock-based compensation expense	(1,842)	(635)	(4,137)	(1,279)
Restructuring expense	—	(1,936)	—	(1,936)
Non-GAAP sales and marketing expense	$30,293	$24,591	$59,924	$55,904
Non-GAAP sales and marketing as a % of revenue	20.0%	19.8%	20.2%	22.4%
Non-GAAP Research and Development
GAAP research and development expense	$27,344	$16,010	$49,818	$32,743
Stock-based compensation expense	(7,058)	(311)	(11,932)	(621)
Restructuring expense	—	(949)	—	(949)
Non-GAAP research and development expense	$20,286	$14,750	$37,886	$31,173
Non-GAAP research and development as a % of revenue	13.4%	11.9%	12.8%	12.5%
Non-GAAP General and Administrative
GAAP general and administrative expense	$26,485	$20,172	$51,106	$41,956
Stock-based compensation expense	(2,348)	(891)	(5,297)	(1,831)
Restructuring expense	—	(364)	—	(364)
Transaction related and other expense	(1,360)	(933)	(2,799)	(2,234)
Non-GAAP general and administrative expense	$22,777	$17,984	$43,010	$37,527
Non-GAAP general and administrative as a % of revenue	15.0%	14.4%	14.5%	15.1%
Non-GAAP Depreciation and Amortization in Operating Expenses
GAAP depreciation and amortization in operating expenses	$6,453	$6,863	$13,023	$13,780
Amortization of acquired intangible assets	(4,423)	(4,402)	(8,845)	(8,804)
Non-GAAP depreciation and amortization in operating expense	$2,030	$2,461	$4,178	$4,976
Non-GAAP depreciation and amortization in operating expense as a % of revenue	1.3%	2.0%	1.4%	2.0%
Non-GAAP Operating Expenses
GAAP operating expenses	$92,417	$70,207	$178,008	$147,598
Amortization of acquired intangible assets	(4,423)	(4,402)	(8,845)	(8,804)
Stock-based compensation expense	(11,248)	(1,837)	(21,366)	(3,731)
Restructuring expense	—	(3,249)	—	(3,249)
Transaction related and other expense	(1,360)	(933)	(2,799)	(2,234)
Non-GAAP operating expenses	$75,386	$59,786	$144,998	$129,580
Non-GAAP operating expenses as a % of revenue	49.7%	48.0%	48.9%	52.0%
Non-GAAP Income From Operations
GAAP income from operations	$16,276	$20,138	$37,039	$29,995
Amortization of acquired intangible assets	7,123	5,577	12,857	11,154
Stock-based compensation expense	12,241	1,858	23,752	3,772
Restructuring expense	—	3,850	—	3,850
Transaction related and other expense	1,360	933	2,799	2,234
Non-GAAP income from operations	$37,000	$32,356	$76,447	$51,005
Non-GAAP operating margin	24.4%	26.0%	25.8%	20.5%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Non-GAAP Net Income and Net Income Per Share
GAAP net income	$16,916	$8,767	$32,202	$10,120
GAAP provision for (benefit from) income taxes	(720)	5,596	4,674	3,765
GAAP income before income taxes	16,196	14,363	36,876	13,885
Amortization of acquired intangible assets	7,123	5,577	12,857	11,154
Stock-based compensation expense	12,241	1,858	23,752	3,772
Restructuring expense	—	3,850	—	3,850
Transaction related and other expense	1,360	933	2,799	2,234
Non-GAAP provision for income taxes	(9,230)	(6,645)	(19,071)	(8,724)
Non-GAAP net income	$27,690	$19,936	$57,213	$26,171
Non-GAAP net income per share attributable to common shareholders:
Basic	$0.17	$0.15	$0.35	$0.19
Diluted	$0.17	$0.15	$0.35	$0.19
Weighted-Average Shares used in computing Non-GAAP Net Income per Share:
GAAP and Non-GAAP weighted-average shares used in computing net income per share, basic	161,466,852	135,548,740	161,267,734	135,468,029
GAAP and Non-GAAP weighted-average shares used in computing net income per share, diluted	165,452,865	136,159,449	165,094,740	136,214,530

Adjusted EBITDA
GAAP net income	$16,916	$8,767	$32,202	$10,120
Interest and other expense, net	80	5,775	163	16,110
Depreciation and amortization	15,051	12,089	28,246	24,000
(Benefit from) provision for income tax	(720)	5,596	4,674	3,765
Stock-based compensation expense	12,241	1,858	23,752	3,772
Restructuring expense	—	3,850	—	3,850
Transaction related and other expense	1,360	933	2,799	2,234
Adjusted EBITDA	$44,928	$38,868	$91,836	$63,851
Adjusted EBITDA margin	29.6%	31.2%	31.0%	25.6%

Free Cash Flow
GAAP net cash provided by operating activities	$31,930	$25,252	$67,097	$23,975
Less: Purchases of property and equipment	(9,757)	(8,080)	(20,438)	(22,000)
Free cash flow	$22,173	$17,172	$46,659	$1,975
# # #

Media Contact:
Shoba V. Lemoine
communications@datto.com
Investor Contact:
Ryan Burkart
ir@datto.com
MSP-F